UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22585

Tortoise Pipeline and Energy Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry C. Matlack
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2012

Item 1. Reports to Stockholders.

Tortoise Pipeline & Energy Fund, Inc. 2012 2nd Quarter Report

In today’s environment some investments are more relevant than ever.

2012 2nd Quarter Report	1

Company at a glance

Tortoise believes Tortoise Pipeline & Energy Fund, Inc. (NYSE: TTP) is the first closed-end fund that focuses particularly on the broader $500 billion+ North American pipeline universe.

Investment strategy

TTP seeks to provide stockholders with a high level of total return, with an emphasis on current distributions. Our fund focuses particularly on North American pipeline companies that transport natural gas, natural gas liquids, crude oil and refined products, and to a lesser extent, on other energy infrastructure companies.

Because of our traditional tax flow-through nature as a regulated investment company (RIC), we have the differentiated ability and flexibility to efficiently target and access traditional pipeline corporations alongside master limited partnerships (MLPs). Over 75 percent of our portfolio will generally be in companies structured as corporations or limited liability companies domiciled in the United States, Canada or United Kingdom with the remaining up to 25 percent in MLPs. We believe the broader North American pipeline universe offers strong business fundamentals and expanded growth opportunities.

We also intend to write (sell) covered call options to seek to enhance long-term return potential across economic environments, increase current income and mitigate portfolio risk through option income. Our covered call strategy will focus on other energy infrastructure companies that we believe are integral links in the value chain for pipeline companies.

TTP seeks to provide:

Attractive total return potential with high current income in a defensive sector

Access to real, long-lived pipeline assets essential to the functioning of the US economy

Exposure to expanded energy infrastructure growth projects that connect new areas of supply with demand

Ability to efficiently invest across North American pipeline universe through traditional tax flow-through fund structure

Investor simplicity through one 1099, no K-1s, no unrelated business taxable income, IRA suitability

Expertise of Tortoise Capital Advisors, a leading and pioneering energy infrastructure investment firm

Portfolio statistics by ownership structure	Portfolio statistics by asset type

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2	2012 2nd Quarter Report

June 15, 2012

Dear fellow stockholders,

Global uncertainty dominated the last month of our second fiscal quarter ended May 31, 2012, with European turmoil taking center stage. This uncertainty did not discriminate between high quality and low quality. As a result, equity markets including the energy sector as a whole, were sharply lower in the month of May, as evidenced by the S&P 500® and S&P 500 Energy® total return of negative 6.0 percent and negative 10.2 percent, respectively.

Pipeline Sector Review

The Tortoise North American Pipeline IndexSM posted a total return of negative 3.3 percent and positive 3.0 percent for the three months and six months ended May 31, 2012, respectively. While the short-term market environment also impacted pipelines companies to a lesser degree in the second fiscal quarter, they have demonstrated their resiliency across several business cycles.

We continue to believe the businesses of pipeline companies remain strong, resulting in predictable distributions. We remain confident in our distribution growth expectations for pipeline companies of 6 to 8 percent for 2012, as heightened activity in both M&A and internal growth projects continue. We just witnessed three years of more than $100 billion of acquisitions and internal growth projects, and we anticipate another $100 billion over the next three years.

Pipeline M&A activity remains elevated in 2012 with approximately $24.5 billion announced fiscal year-to-date. Also driving growth are significant internal growth projects as the continued emergence of the shale plays is highlighting the crude oil and natural gas production growth potential in both the U.S. and Canada. This production growth is presenting numerous opportunities for pipeline companies to construct supporting pipeline, processing and fractionation infrastructure. Capital markets remain supportive as pipeline companies issued over $10.5 billion of equity and $12.3 billion of debt fiscal year-to-date, consistent with 2010 and 2011 levels at this point in the year.

Fund Performance Review

Our total assets decreased from $346.0 million on Feb. 29, 2012, to $319.1 million as of our second fiscal quarter end, resulting primarily from market declines in the value of our investments. Our market-based total return was negative 5.1 percent and negative 3.9 percent (both including the reinvestment of distributions) for the three months and six months ended May 31, 2012, respectively.

We paid a distribution of $0.40625 per common share ($1.625 annualized) to our stockholders on June 1, 2012. This distribution represented an annualized yield of 7.0 percent based on our fiscal quarter closing price of $23.24. For tax purposes, we currently expect 80 to 100 percent of TTP’s 2012 distributions will be characterized as qualified dividend income and capital gain, with the remainder being ordinary income and return of capital. A final determination of the characterization will be made in January 2013.

We ended the second fiscal quarter with leverage (including bank debt, senior notes and preferred stock) at 23.7 percent of total assets, which had a weighted average maturity of 5.2 years, a weighted average cost of 3.1 percent, and over 72 percent at fixed rates.

Additional information about our financial performance is available in the Key Financial Data and Management’s Discussion of this report.

Conclusion

As the broader markets ebb and flow, we believe pipeline companies offer investors predictability of cash flow streams. We will continue to monitor the impact of the macroeconomic environment, but believe these assets, critical to our energy needs, are attractive to investors in both expansionary and more uncertain environments.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Pipeline & Energy Fund, Inc.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2012 2nd Quarter Report	3

Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	Period from
	October 31, 2011(1)
	through	2012
	November 30, 2011	Q1(2)	Q2(2)
Total Income from Investments
Distributions received from pipelines and MLPs	$70	$2,647	$2,697
Distributions received from other energy companies	3	196	205
Less Canadian withholding taxes	—	(53)	(49)
Dividends paid in stock	—	500	517
Net premiums on options written	209	2,261	2,231
Interest and dividend income	17	3	—
Total from investments	299	5,554	5,601
Operating Expenses Before Leverage Costs
Advisory fees, net of expense reimbursement	183	693	714
Other operating expenses	113	156	126
	296	849	840
Distributable cash flow before leverage costs	3	4,705	4,761
Leverage costs(3)	57	599	629
Distributable Cash Flow(4)	$(54)	$4,106	$4,132
Net realized loss on investments and foreign currency
translation, for the period	$(189)	$(961)	$(7)
As a percent of average total assets(5)
Total from investments	N/M	6.73%	6.60%
Operating expenses before leverage costs	1.27%	1.03%	0.99%
Distributable cash flow before leverage costs	N/M	5.70%	5.61%
As a percent of average net assets(5)
Total from investments	N/M	8.81%	8.69%
Operating expenses before leverage costs	1.47%	1.35%	1.30%
Leverage costs and current taxes	0.28%	0.95%	0.98%
Distributable cash flow	N/M	6.51%	6.41%

Selected Financial Information
Distributions paid on common stock	$—	$4,064	$4,064
Distributions paid on common stock per share	—	0.40625	0.40625
Total assets, end of period	309,332	345,953	319,074
Average total assets during period(6)	274,091	331,879	337,565
Leverage(7)	32,500	75,200	75,700
Leverage as a percent of total assets	10.5%	21.7%	23.7%
Net unrealized appreciation, end of period	6,031	32,630	6,977
Net assets, end of period	244,264	265,034	237,754
Average net assets during period(8)	237,454	253,480	256,553
Net asset value per common share	24.42	26.49	23.77
Market value per common share	25.01	24.92	23.24
Shares outstanding	10,004,200	10,004,200	10,004,200

(1)	Commencement of operations.
(2)	Q1 is the period from December through February. Q2 is the period from March through May.
(3)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(4)	“Net investment income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by net premiums on options written, the return of capital on MLP distributions, the value of paid-in-kind distributions, and amortization of debt issuance costs.
(5)	Annualized for periods less than one full year. Certain of the ratios for the period from October 31, 2011 through November 30, 2011 are not meaningful due to partial investment of initial offering and leverage proceeds.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of long-term debt obligations, preferred stock and short-term borrowings.
(8)	Computed by averaging daily values for the period.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

4	2012 2nd Quarter Report

Management’s Discussion (unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Pipeline & Energy Fund, Inc.’s (“TTP”) primary investment objective is to provide a high level of total return, with an emphasis on current distributions. We seek to provide stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of pipeline and other energy infrastructure companies. We intend to focus primarily on pipeline companies that engage in the business of transporting natural gas, natural gas liquids (“NGLs”), crude oil and refined petroleum products, and, to a lesser extent, on other energy infrastructure companies. Energy infrastructure companies own and operate a network of asset systems that transport, store, distribute, gather, process, explore, develop, manage or produce crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or NGLs or that provide electrical power generation (including renewable energy), transmission and/or distribution. We also seek to provide current income from gains earned through an option strategy which consists of selling call options on selected equity securities in our portfolio (commonly referred to as a covered call).

TTP is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and expects to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Company update

Market values of our investments decreased during the quarter, contributing to a decrease of $27 million in total assets during the 2nd quarter. Distribution increases from our investments were in-line with our expectations while the slight increase in average total assets during the quarter resulted in increased asset-based expenses. Total leverage as a percent of total assets increased and we maintained our quarterly distribution of $0.40625 per share. Additional information on these events and results of our operations are discussed below.

Critical accounting policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining distributions to stockholders

We pay quarterly distributions based primarily upon our current and estimated future distributable cash flow (“DCF”). In addition, and to the extent that the sum of our net investment company taxable income and net realized gains from investments exceed our quarterly distributions, we intend to make an additional distribution to common stockholders in the last quarter of the fiscal year in order to avoid being subject to U.S. federal income taxes. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Our goal is to pay what we believe to be sustainable distributions with any increases safely covered by earned DCF.

Determining DCF

DCF is income from investments less expenses. Income from investments includes the amount we receive as cash or paid-in-kind distributions from common stock, MLPs, affiliates of MLPs, and pipeline and other energy companies in which we invest, and interest payments on short-term debt securities we own. Income also includes the net premiums received from sales of covered call options. The total expenses include current or anticipated operating expenses

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2012 2nd Quarter Report	5

Management’s Discussion (unaudited)
(continued)

and leverage costs. Each are summarized for you in the Key Financial Data table and are discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (2) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (3) net premiums on options written (premiums received less amounts paid to buy back out of the money options) with expiration dates during our fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). A reconciliation of Net Investment Income to DCF is included below.

Income from investments

We seek to achieve our investment objectives by investing in a portfolio consisting primarily of equity securities of pipeline and other energy infrastructure companies. We evaluate each holding based upon its contribution to our investment income and its risk relative to other potential investments.

We focus primarily on pipeline companies that engage in the business of transporting natural gas, NGLs, crude oil and refined products through pipelines, and, to a lesser extent, on other energy infrastructure companies. These pipeline companies own and operate long haul, gathering and local gas distribution pipelines.

We also seek to provide current income from gains earned through an option strategy. We sell call options on select equity securities in our portfolio (commonly referred to as a covered call). We focus our covered call strategy on other energy infrastructure companies that we believe are integral links in the energy infrastructure value chain for pipeline companies.

Total distributions received from our investments and option strategy for the 2nd quarter 2012 was approximately $5.6 million. This reflects earnings on our investments of $3.4 million and net premiums on options written of approximately $2.2 million. On an annualized basis, this equates to 6.60 percent of our average total assets for the quarter.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 0.99 percent of average total assets for the 2nd quarter 2012, a slight decrease as compared to the 1st quarter 2012. While the contractual advisory fee is 1.10 percent of average monthly managed assets, the Adviser has agreed to waive an amount equal to 0.25 percent of average monthly managed assets for the first year following the commencement of operations, 0.20 percent of average monthly managed assets for the second year following the commencement of operations, and 0.15 percent of average monthly managed assets for the third year following the commencement of operations.

Leverage costs consist of two major components: (1) the direct interest expense on our senior notes and short-term credit facility, and (2) distributions to preferred stockholders. Other leverage expenses include rating agency fees and commitment fees. Total leverage costs for DCF purposes were approximately $0.6 million for the 2nd quarter 2012, which reflects our first full quarter of leverage expenses as we completed issuing our leverage in early 1st quarter 2012.

The weighted average annual rate of our leverage at May 31, 2012 was 3.15 percent including balances on our bank credit facility which accrue interest at a variable rate equal to one-month LIBOR plus 1.25 percent. Our weighted average rate may vary in future periods as a result of changes in LIBOR, the utilization of our credit facility, and as our leverage matures or is redeemed. Additional information on our leverage is included in the Liquidity and Capital Resources discussion below.

Distributable cash flow and capital gains

For 2nd quarter 2012, our DCF was approximately $4.1 million, a slight increase as compared to 1st quarter 2012. This equates to an annualized rate of 5.61 percent of average total assets for the quarter and 6.41 percent of average net assets for the quarter. In addition, we had small net realized losses on investments during the quarter.

We declared a distribution of $4.1 million for 2nd quarter 2012. On a per share basis, we declared a $0.40625 distribution on May 7, 2012, unchanged from the 1st quarter 2012.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

6	2012 2nd Quarter Report

Management’s Discussion (unaudited)
(continued)

Net Investment Income on the Statement of Operations is adjusted as follows to reconcile to DCF for 2012 YTD and 2nd quarter 2012 (in thousands):

	2012	2nd Qtr
	YTD	2012
Net Investment Income	$533	$273
Adjustments to reconcile to DCF:
Net premiums on options written	4,492	2,231
Distributions characterized as return of capital	2,140	1,083
Dividends paid in stock	1,017	517
Amortization of debt issuance costs	56	28
DCF	$8,238	$4,132

Liquidity and capital resources

We had total assets of $319 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and dividends receivable and any expenses that may have been prepaid. During 2nd quarter 2012, total assets decreased $27 million. This change was primarily the result of net realized and unrealized losses on investments of approximately $27 million during the quarter (excluding return of capital on distributions reflected during the quarter).

Total leverage outstanding at May 31, 2012 was $75.7 million, relatively unchanged as compared to February 29, 2012. Outstanding leverage is comprised of approximately $49 million in senior notes, $16 million in preferred shares and $10.7 million outstanding under the credit facility, with 73 percent of leverage with fixed rates and a weighted average maturity of 5.2 years. Total leverage represented 23.7 percent of total assets at May 31, 2012, as compared to 21.7 percent as of February 29, 2012. This is below our long-term target level of 25 percent of total assets, allowing the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 30 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in investment values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

Our longer-term leverage (excluding our bank credit facility) of approximately $65 million is comprised of 75 percent private placement debt and 25 percent private placement preferred equity with a weighted average fixed rate of 3.38 percent and remaining weighted average laddered maturity of approximately 5.9 years.

We use leverage to acquire equity investments consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 9 and Note 10 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Subsequent to quarter-end, we entered into an amendment to our bank credit facility that extends the facility through June 17, 2013. Terms of the amendment provide for an unsecured revolving credit facility of $25,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

Taxation of our distributions

We expect that distributions paid on common shares will generally consist of: (i) investment company taxable income (which includes dividends that under current law are eligible for a reduced tax rate, which we refer to as qualified dividend income), the excess of any short-term capital gains over net long-term capital losses and dividend income; (ii) long-term capital gain (net gain from the sale of a capital asset held longer than 12 months over net short-term capital losses) and (iii) return of capital.

We may designate a portion of our quarterly distributions as capital gains and we may also distribute additional capital gains in the last fiscal quarter if necessary to meet minimum distribution requirements and to avoid being subject to excise taxes. If, however, we elect to retain any capital gains, we will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

Detailed individual tax information for each fiscal year will be reported to stockholders on Form 1099 after year-end. We currently estimate that 80 to 100 percent of 2012 distributions will be characterized as qualified dividend income and capital gain, with the remaining percentage, if any, characterized as ordinary income and return of capital. A final determination of the characterization will be made in January 2013.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2012 2nd Quarter Report	7

Schedule of Investments (unaudited)
May 31, 2012

	Shares	Fair Value
Common Stock — 89.9%(1)

Crude/Refined Products Pipelines — 9.6%(1)
Canada — 6.1%(1)
Enbridge Inc.	251,050	$9,898,902
Pembina Pipeline Corporation	168,800	4,548,293
United States — 3.5%(1)
Kinder Morgan, Inc.	244,250	8,350,907
		22,798,102
Local Distribution Companies — 13.8%(1)
United States — 13.8%(1)
CenterPoint Energy, Inc.	728,600	14,739,578
NiSource Inc.	716,914	17,987,372
		32,726,950
Marine Transportation — 2.6%(1)
Republic of the Marshall Islands — 2.6%(1)
Teekay Offshore Partners L.P.	223,330	6,186,241
Natural Gas Gathering Pipelines — 3.4%(1)
United States — 3.4%(1)
Targa Resources Corp.	181,505	8,047,932
Natural Gas Pipelines — 39.0%(1)
Canada — 6.9%(1)
Keyera Corp.	17,550	714,506
TransCanada Corporation	386,051	15,797,207
United States — 32.1%(1)
EQT Corporation	13,000	602,940
National Fuel Gas Company	13,400	579,282
ONEOK, Inc.	198,000	16,432,020
Questar Corporation	330,750	6,638,152
Spectra Energy Corp.	820,106	23,545,243
Williams Companies, Inc.	930,500	28,408,165
		92,717,515
Oil and Gas Production — 20.4%(1)(2)
Canada — 1.2%(1)
Canadian Natural Resources Limited	97,700	2,792,266
United Kingdom — 1.1%(1)
BP PLC (ADR)	71,700	2,614,182
United States — 18.1%(1)
Anadarko Petroleum Corporation	42,300	2,580,300
Apache Corporation	34,000	2,766,920
Chevron Corporation	14,900	1,464,819
Continental Resources, Inc.(3)	48,900	3,562,854
Devon Energy Corporation	59,800	3,559,296
EOG Resources, Inc.	44,800	4,448,640
Exxon Mobil Corporation	19,900	1,564,737
Hess Corporation	84,700	3,701,390
Marathon Oil Corporation	152,800	3,806,248
Noble Energy, Inc.	39,900	3,369,954
Occidental Petroleum Corporation	69,100	5,477,557
Pioneer Natural Resources Company	44,500	4,303,150
Range Resources Corporation	42,500	2,441,200
		48,453,513
Oilfield Services — 1.1%(1)(2)
United Kingdom — 1.1%(1)
Ensco PLC (ADR)	61,000	2,739,510
Total Common Stock
(Cost $209,374,617)		213,669,763

Master Limited Partnerships
and Related Companies — 43.6%(1)

Crude/Refined Products Pipelines — 22.4%(1)
United States — 22.4%(1)
Buckeye Partners, L.P.	99,000	4,704,480
Enbridge Energy Management, L.L.C.(4)	479,737	14,962,996
Holly Energy Partners, L.P.	58,100	3,286,717
Kinder Morgan Management, LLC(4)	224,927	15,976,554
Magellan Midstream Partners, L.P.	48,320	3,324,899
Plains All American Pipeline, L.P.	120,200	9,439,306
Sunoco Logistics Partners L.P.	45,800	1,542,544
		53,237,496

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

8	2012 2nd Quarter Report

Schedule of Investments (unaudited) (continued)
May 31, 2012

	Shares	Fair Value
Natural Gas/Natural Gas Liquids Pipelines — 16.0%(1)
United States — 16.0%(1)
Energy Transfer Partners, L.P.	179,900	$7,805,861
Enterprise Products Partners L.P.	175,093	8,537,535
Inergy Midstream, L.P.	82,000	1,709,700
ONEOK Partners, L.P.	125,946	6,876,652
Regency Energy Partners LP	219,600	4,725,792
TC PipeLines, LP	68,000	2,788,000
Williams Partners L.P.	109,100	5,771,390
		38,214,930
Natural Gas Gathering/Processing — 5.2%(1)
United States — 5.2%(1)
Chesapeake Midstream Partners, L.P.	60,600	1,516,818
Copano Energy, L.L.C.	48,265	1,293,502
DCP Midstream Partners, LP	36,350	1,429,645
MarkWest Energy Partners, L.P.	59,850	2,869,209
Targa Resources Partners LP	84,825	3,326,837
Western Gas Partners LP	42,905	1,891,681
		12,327,692
Total Master Limited Partnerships
and Related Companies (Cost $101,552,696)		103,780,118

Short-Term Investment — 0.1%(1)

United States Investment Company — 0.1%(1)
Fidelity Institutional Money Market
Portfolio — Class I, 0.19%(5)
(Cost $241,160)	241,160	241,160

Total Investments — 133.6%(1)
(Cost $311,168,473)		317,691,041
Long-Term Debt Obligations — (20.6%)(1)		(49,000,000)
Mandatory Redeemable Preferred
Stock at Liquidation Value — (6.7%)(1)		(16,000,000)
Total Value of Options Written
(Premiums received $754,946) — (0.1%)(1)		(298,565)
Other Assets and Liabilities — (6.2%)(1)		(14,637,983)

Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$237,754,493

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind.
(5)	Rate indicated is the current yield as of May 31, 2012.

Key to abbreviation
ADR = American Depository Receipts

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2012 2nd Quarter Report	9

Schedule of Options Written (unaudited)
May 31, 2012

	Expiration	Expiration		Fair
Call Options Written	Date	Price	Contracts	Value
Anadarko Petroleum Corporation	June 2012	$67.50	423	$(13,536)
Apache Corporation	June 2012	87.50	340	(15,300)
BP PLC (ADR)	June 2012	40.00	717	(5,019)
Canadian Natural Resources Limited	June 2012	32.00	977	(4,885)
Chevron Corporation	June 2012	110.00	149	(894)
Continental Resources, Inc.	June 2012	80.00	489	(29,340)
Devon Energy Corporation	June 2012	67.50	598	(2,990)
Ensco PLC (ADR)	June 2012	52.50	610	(6,100)
EOG Resources, Inc.	June 2012	105.00	448	(51,520)
Exxon Mobil Corporation	June 2012	85.00	199	(1,393)
Hess Corporation	June 2012	50.00	847	(14,399)
Marathon Oil Corporation	June 2012	26.00	1,528	(47,368)
Noble Energy, Inc.	June 2012	87.50	399	(43,890)
Occidental Petroleum Corporation	June 2012	87.50	691	(11,056)
Pioneer Natural Resources Company	June 2012	105.00	445	(44,500)
Range Resources Corporation	June 2012	67.50	425	(6,375)
Total Value of Call Options Written
(Premiums received $754,946)				$(298,565)

Key to abbreviation
ADR = American Depository Receipts

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

10	2012 2nd Quarter Report

Statement of Assets & Liabilities (unaudited)
May 31, 2012

Assets
Investments at fair value (cost $311,168,473)	$317,691,041
Receivable for Adviser expense reimbursement	138,170
Interest and dividend receivable	598,536
Prepaid expenses and other assets	646,371
Total assets	319,074,118
Liabilities
Options written, at fair value
(premiums received $754,946)	298,565
Payable to Adviser	607,947
Distribution payable to common stockholders	4,064,206
Accrued expenses and other liabilities	648,907
Short-term borrowings	10,700,000
Long-term debt obligations	49,000,000
Mandatory redeemable preferred stock
($25.00 liquidation value per share;
640,000 shares outstanding)	16,000,000
Total liabilities	81,319,625
Net assets applicable to
common stockholders	$237,754,493
Net Assets Applicable to Common Stockholders
Consist of:
Capital stock, $0.001 par value;
10,004,200 shares issued and outstanding
(100,000,000 shares authorized)	$10,004
Additional paid-in capital	230,767,597
Net unrealized appreciation of investments	6,976,892
Net assets applicable to
common stockholders	$237,754,493
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$23.77

Statement of Operations (unaudited)
Period from Dec. 1, 2011 through May 31, 2012

Investment Income
Distributions from master limited partnerships	$2,293,730
Less return of capital on distributions	(2,139,917)
Net distributions from master
limited partnerships	153,813
Dividends from common stock
(net of foreign taxes withheld of $101,987)	3,348,340
Dividends from money market mutual funds	3,514
Total Investment Income	3,505,667
Operating Expenses
Advisory fees	1,821,097
Professional fees	87,489
Administrator fees	65,960
Directors’ fees	33,708
Stockholder communication expenses	31,633
Fund accounting fees	24,548
Custodian fees and expenses	18,377
Registration fees	12,343
Stock transfer agent fees	6,205
Franchise fees	(17,204)
Other operating expenses	18,198
Total Operating Expenses	2,102,354
Leverage Expenses
Interest expense	851,027
Distributions to mandatory redeemable
preferred stockholders	337,480
Amortization of debt issuance costs	55,889
Other leverage expenses	39,672
Total Leverage Expenses	1,284,068
Total Expenses	3,386,422
Less expense reimbursement by Adviser	(413,886)
Net Expenses	2,972,536
Net Investment Income	533,131
Realized and Unrealized Gains (Losses)
Net realized loss on investments, including
foreign currency gain (loss)	(972,820)
Net realized gain on options	1,108,106
Net realized gain on foreign currency
and translation of other assets and
liabilities denominated in foreign currency	4,628
Net realized gain	139,914
Net unrealized appreciation of investments,
including foreign currency gain (loss)	402,378
Net unrealized appreciation of options	545,526
Net unrealized depreciation of other
assets and liabilities due to foreign
currency translation	(2,279)
Net unrealized appreciation	945,625
Net Realized and Unrealized Gains	1,085,539
Net Increase in Net Assets Applicable
to Common Stockholders Resulting
from Operations	$1,618,670

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2012 2nd Quarter Report	11

Statement of Changes in Net Assets

	Period from	Period from
	December 1, 2011	October 31, 2011(1)
	through	through
	May 31, 2012	November 30, 2011
	(unaudited)
Operations
Net investment income (loss)	$533,131	$(172,042)
Net realized gains	139,914	54,736
Net unrealized appreciation	945,625	6,031,267
Net increase in net assets applicable to common stockholders
resulting from operations	1,618,670	5,913,961
Distributions to Common Stockholders
Net investment income	(521,542)	—
Net realized gain	(35,655)	—
Return of capital	(7,571,216)	—
Total distributions to common stockholders	(8,128,413)	—
Capital Stock Transactions
Proceeds from initial public offering of 10,000,000 common shares	—	250,000,000
Underwriting discounts and offering expenses associated
with the issuance of common stock	—	(11,750,000)
Net increase in net assets applicable to common stockholders
from capital stock transactions	—	238,250,000
Total increase (decrease) in net assets applicable to common stockholders	(6,509,743)	244,163,961
Net Assets
Beginning of period	244,264,236	100,275
End of period	$237,754,493	$244,264,236
Accumulated net investment loss, end of period	$—	$(11,589)

(1) Commencement of Operations.

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

12	2012 2nd Quarter Report

Statement of Cash Flows (unaudited)
Period from Dec. 1, 2011 through May 31, 2012

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$2,293,730
Interest and dividend income received	2,925,049
Purchases of long-term investments	(163,078,773)
Proceeds from sales of long-term investments	36,741,603
Proceeds from sales of short-term investments, net	83,575,158
Call options written, net	1,138,510
Interest expense paid	(529,860)
Other leverage expenses paid	(474)
Distributions to mandatory redeemable preferred stockholders	(207,827)
Operating expenses paid	(1,400,739)
Net cash used in operating activities	(38,543,623)
Cash Flows From Financing Activities
Advances from revolving line of credit	38,700,000
Repayments on revolving line of credit	(28,000,000)
Common stock issuance costs	(498,240)
Issuance of long-term debt obligations	24,500,000
Issuance of mandatory redeemable preferred stock	8,000,000
Debt issuance costs	(93,931)
Distributions paid to common stockholders	(4,064,206)
Net cash provided by financing activities	38,543,623
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—

Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$1,618,670
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities:
Purchases of long-term investments	(132,334,658)
Proceeds from sales of long-term investments	36,741,603
Proceeds from sales of short-term investments, net	83,575,158
Call options written, net	1,121,310
Return of capital on distributions received	2,139,917
Net unrealized appreciation	(945,625)
Net realized gain	(139,914)
Amortization of debt issuance costs	55,889
Changes in operating assets and liabilities:
Increase in interest and dividend receivable	(423,302)
Decrease in prepaid expenses and other assets	8,743
Decrease in receivable for call options written	17,200
Decrease in payable for investments purchased	(30,744,115)
Increase in payable to Adviser, net of expense reimbursement	287,002
Increase in accrued expenses and other liabilities	478,499
Total adjustments	(40,162,293)
Net cash used in operating activities	$(38,543,623)

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2012 2nd Quarter Report	13

Financial Highlights

	Period from	Period from
	December 1, 2011	October 31, 2011(1)
	through	through
	May 31, 2012	November 30, 2011
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$24.42	$—
Public offering price	—	25.00
Income from Investment Operations
Net investment income (loss)(3)	0.05	(0.02)
Net realized and unrealized gains(3)	0.11	0.61
Total income from investment operations	0.16	0.59
Distributions to Common Stockholders
Net investment income	(0.05)	—
Net realized gain(4)	(0.00)	—
Return of capital	(0.76)	—
Total distributions to common stockholders	(0.81)	—
Underwriting discounts and offering costs on issuance of common stock(5)	—	(1.17)
Net Asset Value, end of period	$23.77	$24.42
Per common share market value, end of period	$23.24	$25.01
Total Investment Return Based on Market Value(6)	(3.91)%	0.04%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$237,754	$244,264
Average net assets (000’s)	$255,025	$237,454
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.43%	1.17%
Other operating expenses	0.22	0.56
Expense reimbursement	(0.33)	(0.27)
Subtotal	1.32	1.46
Leverage expenses	1.01	0.31
Total expenses	2.33%	1.77%
Ratio of net investment income (loss) to average net assets
before expense reimbursement(7)	0.09%	(1.12)%
Ratio of net investment income (loss) to average net assets
after expense reimbursement(7)	0.42%	(0.85)%
Portfolio turnover rate	11.50%	1.68%
Short-term borrowings, end of period (000’s)	$10,700	—
Long-term debt obligations, end of period (000’s)	$49,000	$24,500
Preferred stock, end of period (000’s)	$16,000	$8,000
Per common share amount of long-term debt obligations outstanding, end of period	$4.90	$2.45
Per common share amount of net assets, excluding long-term debt
obligations, end of period	$28.67	$26.87
Asset coverage, per $1,000 of principal amount of long-term debt obligations
and short-term borrowings(8)	$5,250	$11,296
Asset coverage ratio of long-term debt obligations and short-term borrowings(8)	525%	1,130%
Asset coverage, per $25 liquidation value per share of mandatory
redeemable preferred stock(9)	$104	$213
Asset coverage ratio of preferred stock(9)	414%	852%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the period from October 31, 2011 through November 30, 2011 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(4)	Less than $0.01 per share for the period ended May 31, 2012.
(5)	Represents the dilution per common share from underwriting and other offering costs for the period from October 31, 2011 through November 30, 2011.
(6)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

14	2012 2nd Quarter Report

Notes to Financial Statements (unaudited)
May 31, 2012

1. Organization

Tortoise Pipeline & Energy Fund, Inc. (the “Company”) was organized as a Maryland corporation on July 19, 2011, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to provide a high level of total return, with an emphasis on current distributions. The Company seeks to provide its stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of pipeline and other energy infrastructure companies. The Company commenced operations on October 31, 2011. The Company’s stock is listed on the New York Stock Exchange under the symbol “TTP.”

2. Significant accounting policies

A. Use of estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment valuation
The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 30 percent of its total assets in unregistered or otherwise restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

Exchange-traded options are valued at the mean of the highest bid and lowest asked prices across all option exchanges.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security transactions and investment income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from October 31, 2011 through November 30, 2011, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 6 percent of total distributions as investment income and approximately 94 percent as return of capital.

Subsequent to November 30, 2011, the Company reallocated the amount of investment income and return of capital it recognized for the period from October 31, 2011 through November 30, 2011 based on the 2011 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in net investment income of approximately $3,700 or $0.000 per share and an increase in unrealized appreciation of investments of approximately $3,700 or $0.000 per share for the period from December 1, 2011 through May 31, 2012.

Subsequent to the period ended February 29, 2012, the Company reallocated the amount of investment income and return of capital it recognized in the current fiscal year based on its revised 2012 estimates, after considering the final allocations for 2011. This reclassification amounted to a decrease in net investment income of approximately $12,000 or $0.001 per share, an increase in unrealized appreciation of investments of approximately $11,600 or $0.001 per share, and an increase in realized gains of approximately $400 or $0.000 per share.

In addition, the Company may be subject to withholding taxes on foreign-sourced income. The Company accrues such taxes when the related income is earned.

D. Foreign currency translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2012 2nd Quarter Report	15

Notes to Financial Statements (unaudited) (continued)

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

E. Distributions to stockholders
Distributions to common stockholders will be recorded on the ex-dividend date. The Company intends to make quarterly cash distributions to common stockholders. In addition, on an annual basis, the Company may distribute additional capital gains in the last fiscal quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders. The tax character of distributions paid to common stockholders for the current year will be determined subsequent to November 30, 2012.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily and paid quarterly based on fixed annual rates. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to MRP stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders. There were no distributions paid to MRP stockholders for the year ended November 30, 2011. The tax character of distributions paid to MRP stockholders for the current year will be determined subsequent to November 30, 2012.

F. Federal income taxation
The Company intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

The Company has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Company has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Company’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. All tax years since inception remain open to examination by federal and state tax authorities.

G. Offering and debt issuance costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations and MRP Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding. Capitalized costs (excluding underwriter commissions) were reflected for the Series A Notes ($939), Series B Notes ($1,597), Series C Notes ($564), Series D Notes ($1,503) and MRP Stock ($1,503) that were each issued in December 2011.

H. Derivative financial instruments
The Company seeks to provide current income from gains earned through an option strategy which will normally consist of writing (selling) call options on selected equity securities in the portfolio (“covered calls”). The premium received on a written call option will initially be recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised will be recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised will be added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) will be the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

J. Recent accounting pronouncement
In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is evaluating the impact of these amendments, but currently does not believe they will have a material impact on the Company’s financial statements.

3. Concentration of risk

Under normal circumstances, the Company will have at least 80 percent of its total assets (including any assets obtained through leverage) in equity securities of pipeline and other energy infrastructure companies. Energy infrastructure companies own and operate a network of asset systems that transport, store, distribute, gather and/or process, explore, develop, manage or produce crude oil, refined petroleum products (including biodiesel

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

16	2012 2nd Quarter Report

Notes to Financial Statements (unaudited) (continued)

and ethanol), natural gas or natural gas liquids (“NGLs”) or that provide electric power generation (including renewable energy), transmission and/or distribution. The Company may invest up to 30 percent of its total assets in restricted securities, primarily through direct investments in securities of listed companies. The Company may also invest up to 25 percent of its total assets in securities of MLPs. The Company will not invest in privately-held companies.

4. Agreements

The Company has entered into an Investment Advisory Agreement with the Adviser. Under the terms of the Agreement, the Company pays the Adviser a fee equal to an annual rate of 1.10 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has contractually agreed to waive fees in an amount equal to an annual rate of 0.25 percent of the Company’s average monthly Managed Assets for the first year following the commencement of operations, 0.20 percent of average monthly Managed Assets for the second year following the commencement of operations and 0.15 percent of average monthly Managed Assets for the third year following the commencement of operations.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $1,000,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the average daily market value of the Company’s domestic assets and 0.015 percent of the average daily market value of the Company’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

5. Income taxes

It is the Company’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and additional paid-in capital.

As of November 30, 2011, the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation	$5,916,756
Undistributed ordinary income	13,916
Other temporary differences	(15,253)
Accumulated earnings	$5,915,419

As of May 31, 2012, the aggregate cost of securities for federal income tax purposes was $309,975,091. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $19,596,411, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $11,880,461 and the net unrealized appreciation was $7,715,950.

6. Fair Value of financial instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of May 31, 2012. These assets and liabilities are measured on a recurring basis.

	Fair Value at
Description	May 31, 2012	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$213,669,763	$213,669,763	$—	$—
Master Limited Partnerships
and Related Companies(a)	103,780,118	103,780,118	—	—
Total Equity Securities	317,449,881	317,449,881	—	—
Other:
Short-Term Investment(b)	241,160	241,160	—	—
Total Assets	$317,691,041	$317,691,041	$—	$—
Liabilities
Written Call Options	$298,565	$298,565	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at May 31, 2012.

The Company did not hold any Level 3 securities during the period ended May 31, 2012.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2012 2nd Quarter Report	17

Notes to Financial Statements (unaudited) (continued)

Valuation techniques
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

The Company utilizes the beginning of reporting period method for determining transfers between levels. For the period from December 1, 2011 through May 31, 2012, Teekay Offshore Partners, L.P. common units in the amount of $3,944,394 were transferred from Level 2 to Level 1 when they converted into registered units and quoted prices in active markets were available. There were no other transfers between levels.

7. Derivative financial instruments

The Company has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Company’s use of and accounting for derivative instruments and the effect of derivative instruments on the Company’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Company may use derivatives in an attempt to achieve an economic hedge, the Company’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Transactions in written option contracts for the period from December 1, 2011 through May 31, 2012, are as follows:

	Number of
	Contracts	Premium
Options outstanding at November 30, 2011	12,097	$741,641
Options written	61,746	4,598,790
Options closed	(42,464)	(2,978,934)
Options exercised	(607)	(15,275)
Options expired	(21,487)	(1,591,276)
Options outstanding at May 31, 2012	9,285	$754,946

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at May 31, 2012:

	Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value
Written equity call options	Options written, at fair value	$298,565

The following table presents the effect of derivatives on the Statement of Operations for the period ended May 31, 2012:

Derivatives not
accounted for as	Location of	Net Realized	Net Unrealized
hedging instruments	Gains (Losses)	Gain on	Appreciation
under ASC 815	on Derivatives	Derivatives	of Derivatives
Written equity call options	Options	$1,108,106	$545,526

8. Investment transactions

For the period from December 1, 2011 through May 31, 2012, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $132,334,658 and $36,741,603 (excluding short-term debt securities), respectively.

9. Long-term debt obligations

The Company has $49,000,000 aggregate principal amount of private senior notes, Series A, Series B, Series C, and Series D (collectively, the “Notes”), outstanding. The Notes were issued in two separate tranches, with half of each series issued on November 15, 2011 and the remaining half of each series issued on December 8, 2011. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive cash interest payments each quarter until maturity. The Series B, Series C and Series D Notes accrue interest at fixed rates and the Series A Notes accrue interest at an annual rate that resets each quarter based on the 3-month LIBOR plus 1.75 percent. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At May 31, 2012, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of the

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

18	2012 2nd Quarter Report

Notes to Financial Statements (unaudited) (continued)

Series A Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each series of Notes outstanding at May 31, 2012.

	Maturity	Interest		Notional/Carrying	Estimated
Series	Date	Rate		Amount	Fair Value
Series A	December 15, 2016	2.22	%(1)	$10,000,000	$10,000,000
Series B	December 15, 2014	2.50%		17,000,000	17,153,330
Series C	December 15, 2018	3.49%		6,000,000	6,249,848
Series D	December 15, 2021	4.08%		16,000,000	16,957,793
				$49,000,000	$50,360,971

(1)	Floating rate; rate effective for period from March 15, 2012 through June 15, 2012. The weighted-average interest rate for the period from December 1, 2011 through May 31, 2012 was 2.21 percent.

10. Preferred stock

The Company has 10,000,000 shares of preferred stock authorized. Of that amount, the Company has 640,000 shares of Series A Mandatory Redeemable Preferred (“MRP”) Stock authorized and 640,000 shares are outstanding at May 31, 2012. The MRP Stock was issued in two separate tranches, with half of the shares issued on November 15, 2011 and the remaining half of the shares issued on December 8, 2011. The MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The MRP Stock is not listed on any exchange or automated quotation system.

The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Company’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

The estimated fair value of MRP Stock was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The following table shows the mandatory redemption date, fixed rate, number of shares outstanding, aggregate liquidation preference and estimated fair value as of May 31, 2012.

	Mandatory			Aggregate
	Redemption		Shares	Liquidation	Estimated
Series	Date	Fixed Rate	Outstanding	Preference	Fair Value
Series A	December 15, 2018	4.29%	640,000	$16,000,000	$16,678,766

The MRP Stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200 percent. The MRP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio of at least 225 percent as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At May 31, 2012, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

11. Credit facility

On November 9, 2011, the Company entered into a $25,000,000 committed credit facility maturing November 7, 2012. Under the terms of the credit facility, The Bank of Nova Scotia serves as a lender and the lending syndicate agent on behalf of other lenders participating in the facility. The credit facility has a variable annual interest rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended May 31, 2012 was approximately $13,300,000 and 1.51 percent, respectively. At May 31, 2012, the principal balance outstanding was $10,700,000 at an interest rate of 1.49 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At May 31, 2012, the Company was in compliance with the terms of the credit facility.

12. Common stock

The Company has 100,000,000 shares of capital stock authorized and 10,004,200 shares outstanding at May 31, 2012 and November 30, 2011.

13. Subsequent events

On June 1, 2012, the Company paid a distribution in the amount of $0.40625 per common share, for a total of $4,064,206. Of this total, the dividend reinvestment amounted to $521,615.

On June 18, 2012, the Company entered into an amendment to its credit facility that extends the credit facility through June 17, 2013. The terms of the amendment provide for an unsecured revolving credit facility of $25,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2012 2nd Quarter Report	19

Additional Information (unaudited)

Stockholder proxy voting results

The annual meeting of stockholders was held on May 24, 2012. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

1.	To elect one director of the Company, to hold office for a term of three years and until his successor is duly elected and qualified.

No. of Shares
Charles E. Heath*
Affirmative	1,600,000
Withheld	0
TOTAL	1,600,000

*Only preferred stockholders are entitled to vote on this director.

Each of H. Kevin Birzer and John Graham continued as a director with a term expiring on the date of the 2013 annual meeting of stockholders. Conrad S. Ciccotello continued as a director and his term expires on the date of the 2014 annual meeting of stockholders.

2.	To approve a proposal to authorize flexibility to the Company to sell its common shares for less than net asset value, subject to certain conditions.

Vote of Common Stockholders	No. of
of Record (2 Stockholders of	Recordholders
Record as of Record Date)	Voting
Affirmative	2
Against	0
Abstain	0
Broker Non-votes	0
TOTAL	2

Vote of Stockholders	No. of Shares
Affirmative	3,202,982
Against	166,469
Abstain	52,115
Broker Non-votes	7,522,560
TOTAL	10,944,126

3.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2012.

No. of Shares
Affirmative	10,835,470
Against	54,081
Abstain	54,575
TOTAL	10,944,126

Based upon votes required for approval, each of these matters passed.

Director and officer compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended May 31, 2012, the aggregate compensation paid by the Company to the independent directors was $34,500. The Company did not pay any special compensation to any of its directors or officers.

Forward-looking statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy voting policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

The Company has not yet been required to file a Form N-PX disclosing its proxy voting record. Once the Company has made that initial filing for the period ending June 30, 2012, it will be required to make such filings on an annual basis and information regarding how the Company voted proxies will be available without charge by calling us at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com. You will also be able to access this information on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q will be available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs will also be available on the Company’s Web site at www.tortoiseadvisors.com.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

20	2012 2nd Quarter Report

Additional Information (unaudited) (continued)

Statement of additional information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer submitted to the New York Stock Exchange the annual CEO certification in 2012 as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2012 2nd Quarter Report	21

Office of the Fund and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, KS 66211
(913) 981-1020

Managing Directors of Tortoise
Capital Advisors, L.L.C.
Kevin Birzer, CFA
Zach Hamel, CFA
Ken Malvey, CFA
Terry Matlack, CFA
David Schulte, CFA

Board of Directors of Tortoise
Pipeline & Energy Fund, Inc.
Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(888) 728-8784
(312) 588-4990
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbol
Listed NYSE Symbol: TTP

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$1,614	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$321
Tortoise Energy Capital Corp.		Midstream Equity	$826	Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$215
Tortoise MLP Fund, Inc.		Natural Gas Equity	$1,583
Tortoise North American Energy Corp.		Midstream/Upstream Equity	$211

(1)	As of 6/30/12

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

Investment Adviser to
Tortoise Pipeline & Energy Fund, Inc.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes in the portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
12/1/11-12/31/11
Month #2	0	0	0	0
1/1/12-1/31/12
Month #3	0	0	0	0
2/1/12-2/29/12
Month #4	0	0	0	0
3/1/12-3/31/12
Month #5	0	0	0	0
4/1/12-4/30/12
Month #6	0	0	0	0
5/1/12-5/31/12
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Pipeline and Energy Fund, Inc.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date     July 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date     July 24, 2012

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Financial Officer

Date     July 24, 2012